Comerica Incorporated

First Quarter 2014
Financial Review

April 15, 2014

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	1Q14	4Q13	1Q13
Diluted income per common share[1]	$0.73	$0.62	$0.70
Net interest income	$410	$430	$416
Loan accretion	12	23	11
Provision for credit losses	9	9	16
Noninterest income	208	219	213
Noninterest expenses	406	473	416
Litigation-related expenses	3	52	3
Net income	139	117	134
Total average loans	$45,075	$44,054	$44,617
Total average deposits	52,770	52,769	50,692
Tier 1 common capital ratio[2]	10.54%[4]	10.64%	10.37%
Basel III Tier 1 common capital ratio[2,3]	10.3%	10.3%	10.1%
Average diluted shares (millions)	*187*	*186*	*187*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) • [4]Estimated

Comerica Bank

3

First Quarter 2014 Results

	1Q14	Change From 4Q13	Change From 1Q13
Total average loans	45,075	1,021	458
Commercial loans	28,362	679	306
Total average deposits	52,770	1	2,078
Noninterest-bearing deposits	23,236	(296)	1,730
Net interest income	410	(20)	(6)
Loan accretion	12	(11)	1
Provision for credit losses	9	--	(7)
Net loan charge-offs	12	(1)	(12)
Noninterest income	208	(11)	(5)
Customer-driven fee income	184	(6)	(1)
Noninterest expenses	406	(67)	(10)
Net income	139	22	5
Shares repurchased[1]	1.5MM shares or $72MM		

Key Performance Drivers

- Loan growth across footprint & nearly all businesses lines
- Net interest income declined with lower accretion & nonaccrual interest collected as well as 2 fewer days; loan growth & lower funding costs offset lower loan yields
- Credit quality remained strong
- Customer-driven fees impacted by slower syndication activity
- Noninterest expenses decreased from unusually high litigation-related expenses in 4Q13, decline in pension expense & continued drive for efficiency

$ in millions • 1Q14 compared to 4Q13 • [1]Shares repurchased under the share repurchase program

Comerica Bank

4

Loan Growth in All Primary Markets



Average Loans
10.1 10.2 9.9 9.8 10.4
+6%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
10.0 10.2 10.3 10.5 10.9
+3%
1Q13 2Q13 3Q13 4Q13 1Q14



Average Loans
13.5 13.9 14.0 14.4 14.8
+3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
14.4 14.7 14.6 15.2 14.8
-3%
1Q13 2Q13 3Q13 4Q13 1Q14



Average Loans
13.7 13.6 13.3 13.3 13.5
+1%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
20.3 20.2 20.5 20.5 20.6
+1%
1Q13 2Q13 3Q13 4Q13 1Q14

$ in billions

Comerica Bank

5

Average Loan Growth of $1B
Led by Commercial Loan Growth of $679MM



Total Loans
($ in billions)
Loan Yields
44.6 44.9 44.1 44.1 45.1 45.5 46.5
3.54 3.47 3.44 3.58 3.39
1Q13 2Q13 3Q13 4Q13 1Q14
Average Balances
4Q13 1Q14
Period-end



Commercial Loans
($ in billions)
National Dealer Floor Plan
Mortgage Banker
28.1 28.4 27.8 27.7 28.4 28.8 29.8
1.7 1.8 1.6 1.1 0.9 1.4 1.4
2.8 3.1 2.9 3.2 3.2 3.4 3.5
1Q13 2Q13 3Q13 4Q13 1Q14
Average Balances
4Q13 1Q14
Period-end

- Lower accretion & nonaccrual interest collected impacted loan yield (-12bps)
- Commitments grew $416MM to $53.2B[1], driven by increases in Commercial Real Estate, Energy & Technology and Life Sciences
- Line utilization of 48.3%, up from 47.1%[1]
- Loan pipeline increased with growth in nearly all business lines

1Q14 compared to 4Q13 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

6

Deposits Remain Strong
Deposit Costs Declined Modestly



Strong Deposit Base
($ in billions)
Deposit Rates[1]
50.7
51.4
51.9
52.8
52.8
53.3
53.8
0.21
0.19
0.18
0.17
0.15
1Q13
2Q13
3Q13
4Q13
1Q14
4Q13
1Q14
Average Balances
Period-end

Total average deposits stable[2]:

- Noninterest-bearing deposits decreased $296MM
- Interest-bearing deposits increased $297MM, primarily Money Market and interest-bearing checking
- Deposit rates declined due to selective pricing adjustments & maturities of higher priced CDs

Loan to Deposit Ratio[3] of 86%

[1]Interest cost on interest-bearing deposits • [2]1Q14 compared to 4Q13 • [3]At 3/31/14

Comerica Bank

7

Securities Portfolio Stable



Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
10.0
9.8
9.4
9.4
9.3
9.3
9.5
9.6
9.4
9.0
9.0
8.9
8.9
9.1
2.25
2.22
2.41
2.46
2.42
1Q13
2Q13
3Q13
4Q13
1Q14
4Q13
1Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 4.0 years[1]
  - Duration extends to 4.6 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $10MM
- Net unamortized premium of $65MM
- Slower prepayment speeds (including a retrospective adjustment to premium amortization similar to 3Q13 & 4Q13) added $3MM or 12 bps to the yield
- Expect prepayments of $350MM-$450MM for 2Q14[2]
- Investing prepayments from MBS portfolio into Level 1 High Quality Liquid Assets (HQLA), such as GNMA securities

At 3/31/14 • [1]Estimated as of 3/31/14 • [2]Outlook as of 4/15/14. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

8

Net Interest Income
Loan Growth & Lower Funding Costs Offset Low Rate Environment

Net Interest Income
($ in millions)



Accretion
NIM
416 11 405
414 7 407
412 8 404
430 23 407
410 12 398
2.88
2.83
2.79
2.86
2.77
1Q13
2Q13
3Q13
4Q13
1Q14

Net Interest Income and Rate NIM[1]:		
$430MM	4Q13	2.86%
-11	Loan accretion	-0.08
-7	2 fewer days in 1Q14	--
-2	Interest on non-accrual loans	-0.01
+8	$1B in loan growth	--
+1	Lower funding costs	--
-9	Lower loan yields: - 1bp 30-day LIBOR decline - Portfolio dynamics	-0.04
--	Excess liquidity decrease	+0.04
$410MM	1Q14	2.77%

[1] 1Q14 compared to 4Q13

Comerica Bank

9

Continued Strong Credit Quality
Provision Stable with Net Charge-offs of 10bps

Provision for Credit Losses
($ in millions)



16
13
8
9
9
1Q13
2Q13
3Q13
4Q13
1Q14

Net Loan Charge-offs
($ in millions)



NCO Ratio (In basis points)
24
17
19
13
12
21
15
18
12
10
1Q13
2Q13
3Q13
4Q13
1Q14

Criticized Loans[1]
($ in millions)



2,894
2,695
2,461
2,260
2,139
1Q13
2Q13
3Q13
4Q13
1Q14

Allowance for Loan Losses
($ in millions)



NPL Coverage
1.2
1.3
1.3
1.6
1.8
617
613
604
598
594
1Q13
2Q13
3Q13
4Q13
1Q14

[1] Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications

Comerica Bank

10

Noninterest Income



Noninterest Income
($ in millions)
Customer-Driven[1]
Noncustomer-Driven
213
28
185
222
31
191
228
33
195
219
29
190
208
24
184
1Q13
2Q13
3Q13
4Q13
1Q14

Customer-driven fee income:

- $8MM Commercial Lending Fees (primarily slow syndication activity)
- $2MM Customer Derivatives

+$1MM Deposit Service Charges

+$1MM Fiduciary Income

+$1MM Brokerage Fees

Noncustomer-driven fee income:

- $4MM Deferred Comp (offset in expenses)

• Numbers presented reflect adoption of GAAP amendment related to projects that qualify for low-income housing tax credit[2]

1Q14 compared to 4Q13 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income • [2]Offsetting impact to other noncustomer-driven income and provision for income taxes

Comerica Bank

11

Continued Tight Expense Control



Noninterest Expense
($ in millions)
Litigation-Related Expenses
416
416
417
473
52
406
1Q13
2Q13
3Q13[1]
4Q13
1Q14

Noninterest expenses decline $67MM:

- $49MM Litigation-related Expenses, following unfavorable jury verdict impacting 4Q13
- $11MM Salaries & Benefits:
  - $13MM Pension Expense
  - $4MM Deferred Comp (offset in noninterest income)

  +$6MM Annual stock comp & higher payroll taxes partially offset by 2 fewer days & lower healthcare

• Smaller decreases in several categories

1Q14 compared to 4Q13 • [1]3Q13 litigation-related expenses were a benefit of $4MM

Comerica Bank

12

13 Strong Shareholder Payout 1Shares repurchased under share repurchase program ● 2Outlook as of 4/15/14 Shareholder Payout Ratio 19% 21% 23% 25% 28% 58% 53% 52%47% 79% 76% 77% 2011 2012 2013 1Q14 Dividends Share Repurchases 2013 Capital Plan completed:  $288MM or 6.9MM shares repurchased 2Q13 through 1Q14• $72MM or 1.5MM shares repurchased in 1Q14  Increased quarterly dividend 12% to $0.19 per share in 1Q14 2014 Capital Plan target2:  Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)  Board to consider a dividend increase to $0.20 per share at April meeting Average diluted shares of 186.7MM, increased 535,000 from 4Q13 due to:  Increased average stock price affecting dilution from warrants and employee options  Vesting of annual employee stock grants 1 14 Management 2014 OutlookAssuming Continuation of Current Economic & Low Rate Environment Outlook as of 4/15/14 ● 1Full-year 2013 average loans were $44.4B, growth of 3% from full-year 2012 average ● 2Changedue to accounting for projects that qualify for low-income housing tax credits FY 2014 Compared to FY 2013 Average loans Continued growth, consistent with 3% in 20131• Mortgage Banker stable from 4Q13 level• Continued focus on pricing and structure discipline Net interest income Modestly Lower• Reduction in purchase accounting accretion to $20-30MM• Continued pressure from low rate environment, partly offset by loan growth Provision Stable• Net charge-offs similar to 2013• Allowance: Loan growth offset by continued decline in nonperforming loans Noninterest income Modestly Lower• Stable customer-driven fee income, driven by growth in fiduciary and card fees offset by lower capital market activity• Lower noncustomer-driven income Noninterest expenses Lower• Lower litigation-related expenses, down after $52MM unfavorable jury verdict in 2013• More than 50% reduction in pension expense to $35-40MM Income taxes ~32% of pre-tax income2

Appendix

Comerica Bank

Recent Award Announcements

BEST US REGIONAL BANKS

GLOBAL FINANCE

Best Regional Bank: Southwest

Based on:

- **Assets**
- **Profitability**
- **Strategic Relationships**
- **Customer Service**
- **Competitive Pricing**
- **Innovative Products**

GREENWICH ASSOCIATES
Greenwich Excellence 2013

2013 Greenwich Awards Most Awards of any US Bank	Middle Market[1]	Small Business[2]
Overall Satisfaction	✓	✓[3]
Relationship Manager Capability	✓	✓
Financial Stability	✓	✓
Investment Banking	✓	
International Service	✓	
Likelihood to Recommend	✓	
Personal Banking Satisfaction	✓	
Treasury Management:		
• Overall Satisfaction	✓	✓
• Accuracy of Operations	✓	✓
• Customer Service	✓	✓
• Product Capabilities	✓	
• Sales Specialist Performance	✓	

[1]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country • [2]Based on over 17,000 interviews with businesses with sales $1-$10MM across the country • [3]Overall Satisfaction – West. Comparisons are based on only those banks operating in each region.

Comerica Bank

16

Loans by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$13.5	$13.2	$13.4
Energy	3.0	2.8	3.0
National Dealer Services	5.3	5.3	4.9
Entertainment	0.5	0.6	0.6
Tech. & Life Sciences	2.3	2.1	2.0
Environmental Services	0.9	0.8	0.8
Total Middle Market	$25.5	$24.8	$24.7
Corporate Banking			
US Banking	2.7	2.6	2.8
International	1.8	1.8	1.8
Mortgage Banker Finance	0.9	1.1	1.7
Commercial Real Estate	4.0	3.8	3.7
BUSINESS BANK	**$34.9**	**$34.1**	**$34.7**
Small Business	3.6	3.6	3.6
Retail Banking	1.8	1.7	1.7
RETAIL BANK	**$5.4**	**$5.3**	**$5.3**
Private Banking	4.8	4.7	4.6
WEALTH MANAGEMENT	**$4.8**	**$4.7**	**$4.6**
TOTAL	**$45.1**	**$44.1**	**$44.6**

By Market	1Q14	4Q13	1Q13
Michigan	$13.5	$13.4	$13.6
California	14.8	14.4	13.5
Texas	10.4	9.8	10.1
Other Markets	6.4	6.5	7.4
TOTAL	**$45.1**	**$44.1**	**$44.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

17

Deposits by Business and Market

By Line of Business	1Q14	4Q13	1Q13
Middle Market			
General	$14.1	$13.9	$14.1
Energy	0.5	0.6	0.4
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.2	0.1
Tech. & Life Sciences	5.7	5.2	5.0
Environmental Services	0.1	0.2	0.2
Total Middle Market	$20.7	$20.3	$20.0
Corporate Banking			
US Banking	2.5	2.8	2.3
International	1.7	1.8	1.5
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.5	1.5	1.2
BUSINESS BANK	**$27.0**	**$27.0**	**$25.6**
Small Business	2.6	2.8	2.6
Retail Banking	18.8	18.6	18.4
RETAIL BANK	**$21.4**	**$21.4**	**$21.0**
Private Banking	3.8	3.9	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.9**	**$3.7**
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

By Market	1Q14	4Q13	1Q13
Michigan	$20.6	$20.6	$20.2
California	14.8	15.2	14.4
Texas	10.9	10.5	10.0
Other Markets	5.9	6.0	5.7
Finance/ Other	0.6	0.5	0.4
TOTAL	**$52.8**	**$52.8**	**$50.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

18

19 General Middle Market At 3/31/14  Represents largest segment at 30% of total average loans  Strong pipeline  Average tenure of a relationship manager is 9 years 9.8 10.6 10.9 11 .4 11.2 11.2 12 .1 12.7 13 .5 13.5 14. 1 14.6 14.1 13.8 14.0 13.9 14. 1 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 13.6 13.4 13.0 13.0 13.0 13. 2 13.1 13.0 13.0 13.1 13.1 13.2 13 .4 13.5 13.2 13.2 13. 5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Loans($ in billions) Average Deposits($ in billions)Average Loans by Market(1Q14 average balance) California$4.1B 30% Texas$2.4B 18% Michigan$6.8B 50% Other Markets$0.2B 2% 20 National Dealer Services At 3/31/14 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus15% Honda/Acura 15% Ford 9% GM 9% Chrysler 9% Mercedes 3%Nissan/ Infiniti 8%Other European 10% Other Asian 11% Other111% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 61% Texas 8%Michigan 19% Other 12% Average Loans($ in billions)  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Floor Plan

21 Mortgage Banker Finance 1MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association Mortgage Finance Forecast as of 3/17/14 Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 MBA MortgageOrigination Volumes1 22 Energy At 3/31/14  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 493 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Deposits($ in millions) Natural Gas Oil Mixed Midstream11% Service15% Exploration & Production 74% Diverse Customer Base(Based on period-end loan outstandings)

23 Technology and Life Sciences At 3/31/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1. 6 1.7 1. 8 1.9 2.0 1.9 2.0 2 .1 2.3 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Average Deposits($ in billions) 24 Commercial Real Estate Line of Business At 3/31/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.7 4.8 4.9 5.2 5.4 1Q13 2Q13 3Q13 4Q13 1Q14 Commitments($ in billions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 6 quarters +14% 1

Small Business

- Serving companies with annual revenues generally between $2-$20MM
- Adding Relationship Managers in Texas, California & Arizona
- Recently streamlined loan approval process
- Expanded Business Banking Specialist Program


Average Loans
($ in billions)
3.5 3.4 3.3 3.3 3.2 3.2 3.6 3.6 3.5 3.4 3.4 3.5 3.6 3.6 3.6 3.6 3.6
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14


Average Deposits
($ in billions)
1.5 1.5 1.6 1.7 1.7 1.7 2.7 3.0 2.6 2.5 2.6 2.7 2.6 2.7 2.7 2.8 2.6
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Comerica Bank

25

Shared National Credit Relationships

- Approximately 865 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approx. 15%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio


Period-end Loans
($ in billions)
% of Total Loans
8.3 7.7 7.4 7.3 7.3 7.5 8.0 8.4 8.7 9.2 9.3 9.4 9.4 9.2 9.2 9.4 10.1
20 19 18 18 19 19 19 20 20 21 21 20 21 20 21 21 22
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14


Period-end Loans of $10.1B
Mortgage Banker $0.1B 1%
Environmental Services $0.4B 4%
Commercial Real Estate $0.6B 6%
Entertainment $0.2B 2%
Corporate $2.8B 28%
Energy $3.0B 29%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.3B 23%
= Total Middle Market (65%)

At 3/31/14 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

26

Government Card Programs

Growing Average Noninterest-Bearing Deposits

($ in millions)


US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
1,369
2007
2008
2009
2010
2011
2012
2013
1Q14

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 5 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients
  - 94% of Direct Express card holders report they are totally satisfied[3]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[4]

At 3/31/14 • [1]Source: the Nilson Report July 2013 • [2]Final rule announced 12/22/10 • [3]Based on a 2013 survey conducted by KRC Research • [4]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

27

Nonperforming Assets

Nonaccrual Loans of $317MM


Private Banking $29MM
Commercial Real Estate $79MM
Small Business $79MM
Middle Market $51MM
Other $79MM

Nonperforming Assets of $352MM, a $31MM decrease, included[1]:

- Nonaccrual loans down $33MM
- Foreclosed Property of $14MM

Troubled Debt Restructurings (TDRs) of $173MM, included:

- $63MM Performing Restructured
- $21MM Reduced Rate
- $89MM Nonaccrual TDR

Nonperforming Assets

($ in millions)


Nonperforming Assets as a Percentage of Total Loans + ORE
555
500
478
383
352
1.23
1.10
1.08
0.84
0.76
1Q13
2Q13
3Q13
4Q13
1Q14

At 3/31/14 • [1]1Q14 compared to 4Q13

Comerica Bank

28

Maintaining Focus on Long-Term Goals
Moving Toward Goals, Despite Prolonged Low Rate Environment



Efficiency Ratio[1]
71.2%
67.9%
67.3%
65.8%
2011
2012
2013
1Q14
Long-Term Goal:
Below 60%



Return on Average Assets (ROA)
0.69%
0.83%
0.85%
0.86%
2011
2012
2013
1Q14
Long-Term Goal:
Above 1.30%

Goal as of 4/15/14 • [1]Numbers presented reflect adoption of U.S. GAAP amendment related to projects that qualify for the low-income housing tax credit

29

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

Goal as of 4/15/14

30

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	**S&P**	**Moody's**	**Fitch**
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 4/7/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

31

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 and Tier 1 common capital[1,2]	6,961	6,895	6,862	6,800	6,748
Risk-weighted assets[1,2]	66,051	64,825	64,027	65,220	65,099
Tier 1 and Tier 1 common capital ratio	***10.54%***	***10.64%***	***10.72%***	***10.43%***	***10.37%***
Total shareholders' equity	$7,283	$7,153	$6,969	$6,911	$6,988
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible common equity	$6,632	$6,501	$6,316	$6,256	$6,332
Total assets	$65,681	$65,227	$64,670	$62,947	$64,885
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible assets	$65,030	$64,575	$64,017	$62,292	$64,229
Tangible common equity ratio	***10.20%***	***10.07%***	***9.87%***	***10.04%***	***9.86%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]March 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

32

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 common capital[3]	$6,961	$6,895	$6,862	$6,800	$6,748
Basel III adjustments[2]	(3)	(6)	(4)	--	(1)
Basel III Tier 1 common capital[2]	$6,958	$6,889	$6,858	$6,800	$6,747
Risk-weighted assets[1,3]	$66,051	$64,825	$64,027	$65,220	$65,099
Basel III adjustments[2]	1,603	1,754	1,726	2,091	1,996
Basel III risk-weighted assets[2]	$67,654	$66,579	$65,753	$67,311	$67,095
Tier 1 common capital ratio[3]	10.5%	10.6%	10.7%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.4%	10.1%	10.1%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

[3]March 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

33

Comerica Bank